Restrictions on Cash and Due From Banks	12 Months Ended
Dec. 31, 2023
Restricted Cash and Investments [Abstract]
Restrictions on Cash and Due From Banks	RESTRICTIONS ON CASH AND DUE FROM BANKS
During March 2020 the FRB, in response to the COVID-19 pandemic, reduced our Bank’s reserve balance requirements to zero. Prior to that time our Bank was required to maintain reserve balances in the form of vault cash and balances with the FRB. The average reserve balances to be maintained during 2023 and 2022 were zero. We do not maintain compensating balances with correspondent banks. We may also be required to maintain reserve balances related to certain mortgage banking related derivatives not classified as hedges. These balances are held at unrelated financial institutions and totaled $0.3 million and $0.3 million at December 31, 2023 and 2022.